UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

OSR HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OSRH	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OSRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 27, 2026, the Company was notified that the Nasdaq Hearings Panel (the “Panel”) has scheduled the Company’s hearing for September 29, 2026 at 10:00 a.m. Eastern Time. As previously reported, the Company submitted its hearing request on August 25, 2026, appealing the Staff’s delisting determination and requesting the continued listing of its securities on Nasdaq. As previously disclosed, the timely hearing request did not stay the suspension of trading in the Company’s securities, which took effect at the opening of business on August 26, 2026; however, the timely hearing request stayed the filing of a Form 25-NSE, and therefore the formal delisting of the Company’s securities from listing and registration on Nasdaq, pending the issuance of the Panel’s decision.

The Company is preparing its presentation to the Panel and intends to present a comprehensive plan to regain and sustain compliance with the applicable Nasdaq continued listing requirements. The Company is preparing diligently for the hearing, at which we intend to advocate vigorously for the Company’s continued listing of its securities on Nasdaq. The Company notes that there can be no assurance that the Panel will grant the Company’s request for continued listing or that the Company will regain compliance with Nasdaq’s listing requirements.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the Company’s request for a hearing before the Panel, the suspension of trading in the Company’s securities, the potential filing of a Form 25-NSE, and the Company’s ability to regain or maintain compliance with Nasdaq’s listing requirements. These statements involve known and unknown risks and uncertainties, and actual results may differ materially. There can be no assurance that the Company will be granted a hearing, that any plan of compliance will be accepted by the Panel, or that the Company will maintain the listing of its securities on Nasdaq. The Company undertakes no obligation to update any forward-looking statements except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2026

OSR HEALTH, INC.

By:	/s/ Kuk Hyoun Hwang
	Name:	Kuk Hyoun Hwang
	Title:	Chief Executive Officer

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